Consolidated Statements of Comprehensive Loss (Parenthetical) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Revenue from Related Parties	¥ 777,369	$ 119,137	¥ 688,307	¥ 630,511
Cost from Related Parties	988	151	660	18,868
Public cloud services [Member]
Revenue from Related Parties	777,287	119,124	688,187	630,511
Others [Member]
Revenue from Related Parties	¥ 82	$ 13	¥ 120	¥ 0